EXHIBIT 99.8

                          EQUITY-BACKED PROMISSORY NOTE

                                OCTOBER __, 2004

JERSEY CITY, NEW JERSEY                                            $2,000,000.00

      FOR VALUE RECEIVED, the undersigned, KRONOS ADVANCED TECHNOLOGIES, INC., a Nevada corporation (the "COMPANY"), promises to pay CORNELL CAPITAL PARTNERS, LP (the "HOLDER") at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 or other address as the Holder shall specify in writing, the principal sum of TWO MILLION (U.S.) DOLLARS AND 00/100 ($2,000,000.00) and will be payable pursuant to the following terms:

      1. AMOUNT OF NOTE. The principal amount of this Promissory Note (this "NOTE") shall be funded upon the filing of the Registration Statement on Form SB-2 (the "REGISTRATION STATEMENT"), filed pursuant to the Investor Registration Statement dated the date hereof, with the United States Securities and Exchange Commission ("SEC"). The face amount of this Note plus twelve percent (12%) interest shall be payable in equal weekly installments of Fifty Thousand Dollars ($50,000.00) plus twelve percent (12%) interest on the outstanding principal balance commencing on the date that is the earlier to occur of (i) the Registration Statement is declared effective by the SEC (the "EFFECTIVE DATE"); or (ii) twelve (12) weeks from the date hereof. For purposes of clarification, and without limiting the preceding sentence, the repayment of this Note is in no manner contingent on the Registration Statement being declared effective by the SEC, if the Registration Statement is not declared effective by the SEC the face amount of this Note plus twelve percent (12%) interest shall be due and payable three hundred and sixty five calendar days (365) from the date hereof. In the event the Registration Statement is declared effective, the Company shall use the net proceeds to be received by the Company under that certain Standby Equity Distribution Agreement (the "STANDBY EQUITY DISTRIBUTION AGREEMENT") dated as October _____, 2004 towards the repayment of the obligations due under this Note in accordance with this Section 1; provided, however, and without limiting the foregoing, all amounts due under this Note shall be paid in full three hundred sixty five (365) calendar days from the Effective Date, unless an extension is mutually agreed to by the parties in writing. Failure to pay the obligations in full under this Note within said applicable period shall result in an event of default and Holder shall have the right to see any remedies available to it under this Note or at law. The Company hereby agrees to escrow forty (40) requests for advances under the Standby Equity Distribution Agreement, which are deemed to be advances under such Standby Equity Distribution Agreement, in an amount not less an FIFTYTHOUSAND DOLLARS ($50,000.00) PLUS TWELVE PERCENT (12%) INTEREST ON THE OUTSTANDING PRINCIPAL BALANCE (individually referred to as "ADVANCE NOTICE" collectively referred to "Advance Notices") and, on the Effective Date, _______ Million (_______) shares of the Company's Common Stock as required under Section 2.2(d) of the Standby Equity Distribution Agreement (the "ESCROWED SHARES"). The Escrowed Shares are only an estimation of the shares of the Company's common stock necessary to repay the principal amount and interest due hereunder. In the event that during the life of this Note the Escrowed Shares are insufficient to repay all amounts due hereunder the Company shall immediately escrow, pursuant to the irrevocable transfer agent
instructions   dated  the  date  hereof   (the   "IRREVOCABLE   TRANSFER   AGENT

INSTRUCTIONS") such number of shares of the Company's common stock sufficient to repay all amounts due hereunder. The Advance Notices and the Escrowed Shares will be held in escrow by the Holder's general counsel David Gonzalez, Esq., who shall release such requests to the Holder every seven (7) calendar days commencing on the Effective Date. The Holder may at its sole discretion retain and apply the net proceeds of each advance (after deducting any fees owed to the Holder under the terms of the Standby Equity Distribution Agreement) to the outstanding balance of this Note as existing from time to time. If this Note is not paid in full when due, the outstanding principal owed hereunder shall be due and payable in full together with interest thereon at the rate of twenty-four percent (24%) per annum or the highest permitted by applicable law, if lower. During the term of this Note the Company shall have the option to repay the amounts due hereunder in immediately available funds and withdraw any Advance Notices yet to be effected. At the Holder's option the interest due hereunder shall be paid when due either in Common Stock or cash.

      2. WAIVER AND CONSENT. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

      3. COSTS, INDEMNITIES AND EXPENSES. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Holder in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Holder harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

      4. EVENT OF DEFAULT. Upon an Event of Default (as defined below), the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Holder, and the Holder shall be entitled to seek and institute any and all remedies available to it. No remedy conferred under this Note upon the Holder is intended to be exclusive of any other remedy available to the Holder, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Holder of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Holder to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. An "EVENT OF DEFAULT" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make payment of the outstanding principal balance plus accrued interest pursuant to this Note within the time prescribed herein or the Company fails to satisfy any other obligation or requirement of the Company under this Note; or (ii) any proceedings under any bankruptcy laws of the United States of America or under any insolvency, not disclosed to the Holder, reorganization, receivership, readjustment of debt, dissolution, liquidation or any similar law or statute of any jurisdiction now or hereinafter in effect (whether in law or at equity) is filed by or against the Company or for all or any part of its property.

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

      Upon an Event of Default the Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Note, all o any part of the principal amount of this Note, plus accrued interest, into shay: (the "CONVERSION SHARES") of the Company's common stock, par value US$0.001 per share ("COMMON STOCK"), at the price per share (the "CONVERSION PRICE") equal to seventy percent (70%) of the lowest closing bid price of the Company's Common Stock, as quoted by Bloomberg, LP, for the thirty (30) trading days immediately preceding the conversion date.

      5. MAXIMUM INTEREST RATE. In no event shall any agreed to or actual interest charged, reserved or taken by the Holder as consideration for this Note exceed the limits imposed by New Jersey law. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Holder in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Holder's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Holder had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

      6. CANCELLATION OF NOTE. Upon the repayment by the Company of all of its obligations hereunder to the Holder, including, without limitation, the face amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full. Except as otherwise required by law or by the provisions of this Note, payments received by the Holder hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

      7. SEVERABILITY. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

      8. AMENDMENT AND WAIVER. This Note may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

      9. SUCCESSORS. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

      10. ASSIGNMENT. This Note shall not be directly or indirectly assignable or delegable by the Company. The Holder may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

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

      11. NO STRICT CONSTRUCTION. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

      12. FURTHER ASSURANCES. Each party hereto will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

      13. NOTICES, CONSENTS, ETC. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

              If to Company:               Kronos Advanced Technologies, Inc.
                                           464 Common Street - Suite 301
                                           Belmont, MA 02478
                                           Attention:  Daniel R. Dwight
                                           Telephone:  (617) 993-9980
                                           Facsimile:  (617) 993-9985

              With Copy to:                Kirkpatrick & Lockhart LLP
                                           201 South Biscayne Blvd. - Suite 2000
                                           Miami, FL 33131-2399
                                           Attention:  Clayton E. Parker, Esq.
                                           Telephone:  (305) 539-3300
                                           Facsimile:  (305) 358-7095

            If to the Company:             Cornell Capital Partners, L.P.
                                           101 Hudson Street, Suite 3606
                                           Jersey City, NJ 07302
                                           Attention:  Mark A. Angelo
                                           Telephone:  (201) 324-1619
                                           Facsimile:  (201) 324-1447


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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

      14. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The Holder's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Holder under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Holder contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Every right and remedy of the Holder under any document executed in connection with this transaction may be exercised from time to time and as often as may be deemed expedient by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

      15. GOVERNING LAW; JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Essex County, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      16. NO INCONSISTENT AGREEMENTS. None of the parties hereto will hereafter enter into any agreement, which is inconsistent with the rights granted to the parties in this Note.

      17. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

      18. WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR THE HOLDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS NOTE AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

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

      19. ENTIRE AGREEMENT. This Note (including the recitals hereto) sets forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.


                       [SIGNATURE BLOCK ON FOLLOWING PAGE]




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


      IN WITNESS WHEREOF, this Note is executed by the undersigned as of the date hereof.

                                         CORNELL CAPITAL PARTNERS, LP

                                         By:   Yorkville Advisors, LLC
                                         Its:  General Partner

                                         By:   /s/ Mark Angelo
                                            --------------------------------
                                         Name: Mark Angelo
                                         Its:  Portfolio Manager


                                         KRONOS ADVANCED TECHNOLOGIES, INC.

                                         By:    /s/ Daniel R. Dwight
                                            --------------------------------
                                         Name:  Daniel R. Dwight
                                         Title: President and CEO




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